                                                      Exhibit 23(o)

                                                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Tane T. Tyler and Mitchell J. Lindauer each as my true and lawful
     attorney-in-fact   and  agent,   with  full  power  of   substitution   and
     resubstitution,  for me and in my capacity as a Trustee of Oppenheimer High
     Yield  Fund (the  "Fund"),  to sign on my behalf  any and all  Registration
     Statements   (including  any  post-effective   amendments  to  Registration
     Statements) under the Securities Act of 1933, the Investment Company Act of
     1940 and any amendments and supplements  thereto,  and proxy  statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the
     U.S.   Securities   and   Exchange    Commission,    granting   unto   said
     attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully as to all intents and purposes as
     I might or could do in person,  hereby  ratifying and  confirming  all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ William L. Armstrong
------------------------
William L. Armstrong

Witness:  /s/ Kathleen Ives
          -----------------
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Tane T. Tyler and Mitchell J. Lindauer each as my true and lawful
     attorney-in-fact   and  agent,   with  full  power  of   substitution   and
     resubstitution,  for me and in my capacity as a Trustee of Oppenheimer High
     Yield  Fund (the  "Fund"),  to sign on my behalf  any and all  Registration
     Statements   (including  any  post-effective   amendments  to  Registration
     Statements) under the Securities Act of 1933, the Investment Company Act of
     1940 and any amendments and supplements  thereto,  and proxy  statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the
     U.S.   Securities   and   Exchange    Commission,    granting   unto   said
     attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully as to all intents and purposes as
     I might or could do in person,  hereby  ratifying and  confirming  all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ Robert G. Avis
------------------
Robert G. Avis

Witness: /s/ Kathleen Ives
         -----------------
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Tane T. Tyler and Mitchell J. Lindauer each as my true and lawful
     attorney-in-fact   and  agent,   with  full  power  of   substitution   and
     resubstitution,  for me and in my capacity as a Trustee of Oppenheimer High
     Yield  Fund (the  "Fund"),  to sign on my behalf  any and all  Registration
     Statements   (including  any  post-effective   amendments  to  Registration
     Statements) under the Securities Act of 1933, the Investment Company Act of
     1940 and any amendments and supplements  thereto,  and proxy  statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the
     U.S.   Securities   and   Exchange    Commission,    granting   unto   said
     attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully as to all intents and purposes as
     I might or could do in person,  hereby  ratifying and  confirming  all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ George C. Bowen
-------------------
George C. Bowen

Witness: /s/ Kathleen Ives
         -----------------
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Tane T. Tyler and Mitchell J. Lindauer each as my true and lawful
     attorney-in-fact   and  agent,   with  full  power  of   substitution   and
     resubstitution,  for me and in my capacity as a Trustee of Oppenheimer High
     Yield  Fund (the  "Fund"),  to sign on my behalf  any and all  Registration
     Statements   (including  any  post-effective   amendments  to  Registration
     Statements) under the Securities Act of 1933, the Investment Company Act of
     1940 and any amendments and supplements  thereto,  and proxy  statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the
     U.S.   Securities   and   Exchange    Commission,    granting   unto   said
     attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully as to all intents and purposes as
     I might or could do in person,  hereby  ratifying and  confirming  all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ Edward L. Cameron
---------------------
Edward L. Cameron

Witness: /s/ Kathleen Ives
         -----------------
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Tane T. Tyler and Mitchell J. Lindauer each as my true and lawful
     attorney-in-fact   and  agent,   with  full  power  of   substitution   and
     resubstitution,  for me and in my capacity as a Trustee of Oppenheimer High
     Yield  Fund (the  "Fund"),  to sign on my behalf  any and all  Registration
     Statements   (including  any  post-effective   amendments  to  Registration
     Statements) under the Securities Act of 1933, the Investment Company Act of
     1940 and any amendments and supplements  thereto,  and proxy  statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the
     U.S.   Securities   and   Exchange    Commission,    granting   unto   said
     attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully as to all intents and purposes as
     I might or could do in person,  hereby  ratifying and  confirming  all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ Jon S. Fossel
-----------------
Jon S. Fossel

Witness: /s/ Kathleen Ives
         -----------------
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Tane T. Tyler and Mitchell J. Lindauer each as my true and lawful
     attorney-in-fact   and  agent,   with  full  power  of   substitution   and
     resubstitution,  for me and in my capacity as a Trustee of Oppenheimer High
     Yield  Fund (the  "Fund"),  to sign on my behalf  any and all  Registration
     Statements   (including  any  post-effective   amendments  to  Registration
     Statements) under the Securities Act of 1933, the Investment Company Act of
     1940 and any amendments and supplements  thereto,  and proxy  statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the
     U.S.   Securities   and   Exchange    Commission,    granting   unto   said
     attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully as to all intents and purposes as
     I might or could do in person,  hereby  ratifying and  confirming  all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ Sam Freedman
----------------
Sam Freedman

Witness: /s/ Kathleen Ives
         -----------------
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Tane T. Tyler and Mitchell J. Lindauer each as my true and lawful
     attorney-in-fact   and  agent,   with  full  power  of   substitution   and
     resubstitution,  for me and in my capacity as a Trustee of Oppenheimer High
     Yield  Fund (the  "Fund"),  to sign on my behalf  any and all  Registration
     Statements   (including  any  post-effective   amendments  to  Registration
     Statements) under the Securities Act of 1933, the Investment Company Act of
     1940 and any amendments and supplements  thereto,  and proxy  statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the
     U.S.   Securities   and   Exchange    Commission,    granting   unto   said
     attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully as to all intents and purposes as
     I might or could do in person,  hereby  ratifying and  confirming  all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ Beverly Hamilton
--------------------
Beverly Hamilton

Witness: /s/ Kathleen Ives
         -----------------
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Tane T. Tyler and Mitchell J. Lindauer each as my true and lawful
     attorney-in-fact   and  agent,   with  full  power  of   substitution   and
     resubstitution,  for me and in my capacity as a Trustee of Oppenheimer High
     Yield  Fund (the  "Fund"),  to sign on my behalf  any and all  Registration
     Statements   (including  any  post-effective   amendments  to  Registration
     Statements) under the Securities Act of 1933, the Investment Company Act of
     1940 and any amendments and supplements  thereto,  and proxy  statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the
     U.S.   Securities   and   Exchange    Commission,    granting   unto   said
     attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully as to all intents and purposes as
     I might or could do in person,  hereby  ratifying and  confirming  all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ Robert J. Malone
--------------------
Robert J. Malone

Witness: /s/ Kathleen Ives
         -----------------
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Tane T. Tyler and Mitchell J. Lindauer each as my true and lawful
     attorney-in-fact   and  agent,   with  full  power  of   substitution   and
     resubstitution,  for me and in my capacity as a Trustee of Oppenheimer High
     Yield  Fund (the  "Fund"),  to sign on my behalf  any and all  Registration
     Statements   (including  any  post-effective   amendments  to  Registration
     Statements) under the Securities Act of 1933, the Investment Company Act of
     1940 and any amendments and supplements  thereto,  and proxy  statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the
     U.S.   Securities   and   Exchange    Commission,    granting   unto   said
     attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully as to all intents and purposes as
     I might or could do in person,  hereby  ratifying and  confirming  all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ F. William Marshall
-----------------------
F. William Marshall

Witness: /s/ Kathleen Ives
         -----------------
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Tane T. Tyler and Mitchell J. Lindauer each as my true and lawful
     attorney-in-fact   and  agent,   with  full  power  of   substitution   and
     resubstitution,  for me and in my  capacity  as a  Trustee,  President  and
     Principal Executive Officer of Oppenheimer High Yield Fund (the "Fund"), to
     sign on my  behalf  any  and all  Registration  Statements  (including  any post-effective  amendments to Registration Statements) under the Securities
     Act of 1933,  the  Investment  Company Act of 1940 and any  amendments  and supplements  thereto, and proxy statements or other documents in connection thereunder,  and to file the same,  with all  exhibits  thereto,  and other documents in connection  therewith,  with the U.S.  Securities and Exchange
     Commission,  granting unto said  attorneys-in-fact  and agents, and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as I might or could do in  person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ John V. Murphy
------------------
John V. Murphy

Witness: /s/ Kathleen Ives
         -----------------
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Tane T. Tyler and Mitchell J. Lindauer each as my true and lawful
     attorney-in-fact   and  agent,   with  full  power  of   substitution   and
     resubstitution,  for me and in my  capacity as a  Treasurer  and  Principal
     Financial  and  Accounting  Officer  of  Oppenheimer  High  Yield Fund (the
     "Fund"),  to  sign  on  my  behalf  any  and  all  Registration  Statements
     (including any post-effective  amendments to Registration Statements) under the  Securities  Act of 1933,  the  Investment  Company Act of 1940 and any
     amendments and supplements thereto, and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and
     Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might or could do in  person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ Brian W. Wixted
-------------------
Brian W. Wixted

Witness: /s/ Kathleen Ives
         -----------------
           Kathleen Ives
           Assistant Secretary